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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 2003


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                       000-24439                     33-0803204
----------------               -----------------             -------------------
(STATE OR OTHER                (COMMISSION FILE                (IRS EMPLOYER
JURISDICTION OF                     NUMBER)                  IDENTIFICATION NO.)
INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 599-4444



                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not Applicable.

         (B)      PRO FORMA FINANCIAL INFORMATION

                  Not Applicable.

         (C)      EXHIBITS

                  99.1 Copy of press release, dated July 29, 2003 containing information regarding the Registrant's results of operations or financial condition for the fiscal quarter ended June 30, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         The information in this Current Report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended

         On July 29, 2003, Hines Horticulture, Inc. issued a press release reporting its first quarter financial results.

         A copy of the Company's press release appears as Exhibit 99.1 to this current report and is incorporated herein by reference.

         The press release includes the following non-GAAP financial measures as defined in Regulation G:(1) EBITDA and (2) adjusted EBITDA. The Registrant's management believes that the disclosure of these non-GAAP financial measures provides useful information to investors or other users of the financial statements, such as lenders.

         As to adjusted EBITDA, the excluded items in the current year are severance costs and the loss on sale of property. The prior year excluded item was related primarily to the gain on the sale of property.

         EBITDA and adjusted EBITDA are provided as a convenience to the Registrant's lenders because adjusted EBITDA is a component of certain debt compliance covenants. The Registrant makes no representation or assertion that EBITDA or adjusted EBITDA is indicative of its cash flows from operations or results of operations. The Registrant has provided a reconciliation of EBITDA to income from operations solely for the purpose of complying with Regulation G and not as an indication that EBITDA is a substitute measure for income from operations.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 29, 2003          HINES HORTICULTURE, INC.

                                By: /s/ Claudia M. Pieropan
                                    --------------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)



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                                INDEX TO EXHIBITS


99.1 Copy of press release, dated July 29, 2003, issued by Hines Horticulture, Inc.